[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         SEPTEMBER 30, 2001

[graphic omitted]

                                MFS(R) MID CAP VALUE FUND

MFS(R) MID CAP VALUE FUND

TRUSTEES                                           CUSTODIAN
Jeffrey L. Shames* -- Chairman and Chief           State Street Bank and Trust Company
Executive Officer, MFS Investment Management
                                                   AUDITORS
Nelson J. Darling, Jr. -- Professional Trustee     Ernst & Young LLP

William R. Gutow -- Private Investor, Vice         INVESTOR INFORMATION
President, Capitol Entertainment Management        For MFS stock and bond market outlooks, call
Company; Real Estate Consultant                    toll free: 1-800-637-4458 anytime from a touch-
                                                   tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company           For information on MFS mutual funds, call your
500 Boylston Street                                investment professional or, for an information
Boston, MA 02116-3741                              kit, call toll free: 1-800-637-2929 any business
                                                   day from 9 a.m. to 5 p.m. Eastern time (or leave
DISTRIBUTOR                                        a message anytime).
MFS Fund Distributors, Inc.
500 Boylston Street                                INVESTOR SERVICE
Boston, MA 02116-3741                              MFS Service Center, Inc.
                                                   P.O. Box 2281
CHAIRMAN AND PRESIDENT                             Boston, MA 02107-9906
Jeffrey L. Shames*
                                                   For general information, call toll free:
PORTFOLIO MANAGER
Constantinos G. Mokas*                             1-800-225-2606 any business day from 8 a.m. to
                                                   8 p.m. Eastern time.
TREASURER
James O. Yost*                                     For service to speech- or hearing-impaired
                                                   individuals, call toll free: 1-800-637-6576 any
ASSISTANT TREASURERS                               business day from 9 a.m. to 5 p.m. Eastern time.
Mark E. Bradley*                                   (To use this service, your phone must be
Robert R. Flaherty*                                equipped with a Telecommunications Device for
Ellen Moynihan*                                    the Deaf.)

SECRETARY                                          For share prices, account balances, and
Stephen E. Cavan*                                  exchanges, call toll free: 1-800-MFS-TALK
                                                   (1-800-637-8255) anytime from a touch-tone
ASSISTANT SECRETARY                                telephone.
James R. Bordewick, Jr.*
                                                   WORLD WIDE WEB
                                                   www.mfs.com

*Investment Management





--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom- up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
Since the fund's inception on August 31, 2001, the equity markets have suffered steep losses in the face of the September 11 tragedy and the weakening global economic environment. While the past year, and recent weeks in particular, have been very difficult for the equity markets, we think the outlook for value stocks is favorable.

From our standpoint, value investing is a great way to pursue attractive returns while avoiding the volatility that higher growth and higher risk investments generally bring. In our effort to achieve this goal, we use the fundamental research generated by our equity analysts. Our focus is consistently and exclusively on value stocks, which we define very simply as quality companies that we think are trading more cheaply than the broader market. We also spend a great deal of time understanding the risk we incur with each new investment.

Since the tragic events of September 11, our strategy has not changed very much. We were defensively positioned for a difficult market before these events, and we have remained defensively positioned. However, our risk tolerance has been lower. We have paid even more attention to balance sheets and cash flow, which need to be strong to withstand a protracted downturn. We also have taken advantage of opportunities to upgrade the portfolio to even higher-quality names when they have met our investment criteria.

We've also been looking to capitalize on cheaper prices for cyclical stocks, both within basic industries and the technology sector. These stocks had remained stubbornly high until very recently, so we are getting closer to and, in some cases, we think we've arrived at attractive valuations for selected names. Within these groups we think chemical companies such as Air Products & Chemicals and specialty chemical producer Praxair represent high-quality stocks at reasonable valuations. We've also purchased Alcan because we believe the supply of this commodity has been constrained, and as soon as demand rebounds, pricing will move quickly and benefit this efficient producer.

Our top sector weightings include financial services, technology, utilities and communications, and energy. Within financial services we've favored banks and insurance companies such as Comerica and St. Paul Companies. Our core technology holdings have focused on computer software companies such as Tibco Software, networking and telecommunications equipment companies such as Nortel Networks, and electronics manufacturers such as Rockwell International. In the utilities and communications sector, we've concentrated on traditional electric utilities such as Duke Energy and cellular communications provider Western Wireless.

    Respectfully,

/s/ Constantinos G. Mokas

    Constantinos G. Mokas
    Portfolio Manager

Currently, the fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

Stocks - 94.7%
------------------------------------------------------------------------------
ISSUER                                                SHARES             VALUE
------------------------------------------------------------------------------
U.S. Stocks - 86.5%
  Advertising & Broadcasting - 2.0%
    Emmis Communications Corp., "A"*                      70      $      1,009
    Lamar Advertising Co., "A"*                          140             4,245
                                                                  ------------
                                                                  $      5,254
------------------------------------------------------------------------------
  Aerospace - 0.7%
    General Dynamics Corp.                                20      $      1,766
------------------------------------------------------------------------------
  Airlines - 1.0%
    Delta Airlines, Inc.                                  40      $      1,054
    UAL Corp.                                             90             1,643
                                                                  ------------
                                                                  $      2,697
------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    AGCO Corp.                                           140      $      1,267
------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                       30      $      1,404
------------------------------------------------------------------------------
  Automotive - 1.7%
    American Axle & Manufacturing Holdings, Inc.*         80      $      1,020
    Delphi Automotive Systems Corp.                      100             1,175
    Visteon Corp.                                        180             2,295
                                                                  ------------
                                                                  $      4,490
------------------------------------------------------------------------------
  Banks & Credit Cos. - 9.0%
    City National Corp.                                   30      $      1,295
    Comerica, Inc.                                        50             2,770
    Compass Bancshares, Inc.                              60             1,562
    First Tennessee National Corp.                        50             1,850
    First Virginia Banks, Inc.                            30             1,374
    M & T Bank Corp.                                      20             1,480
    Mercantile Bankshares Corp.                           40             1,588
    Providian Financial Corp.                             90             1,813
    Regions Financial Corp.                               50             1,443
    Roslyn Bancorp, Inc.                                  80             1,481
    Silicon Valley Bancshares*                            70             1,414
    SouthTrust Corp.                                      60             1,528
    UnionBanCal Corp.                                     40             1,354
    Washington Federal, Inc.                              60             1,503
    Wilmington Trust Corp.                                20             1,104
                                                                  ------------
                                                                  $     23,559
------------------------------------------------------------------------------
  Building - 0.4%
    American Standard Cos., Inc.*                         20      $      1,100
------------------------------------------------------------------------------
  Business Services - 2.7%
    BISYS Group, Inc.*                                    30      $      1,591
    Deluxe Corp.                                          45             1,554
    DST Systems, Inc.*                                    60             2,595
    Lexmark International, Inc.*                          30             1,341
                                                                  ------------
                                                                  $      7,081
------------------------------------------------------------------------------
  Cellular Phones - 1.3%
    Western Wireless Corp.*                              100      $      3,378
------------------------------------------------------------------------------
  Chemicals - 2.9%
    Air Products & Chemicals, Inc.                        40      $      1,543
    Georgia Gulf Corp.                                   100             1,607
    Lyondell Chemical Co.                                120             1,374
    Praxair, Inc.                                         70             2,940
                                                                  ------------
                                                                  $      7,464
------------------------------------------------------------------------------
  Computer Software - Services - 2.2%
    RSA Security, Inc.*                                   80      $      1,077
    SunGard Data Systems, Inc.*                          200             4,674
                                                                  ------------
                                                                  $      5,751
------------------------------------------------------------------------------
  Computer Software - Systems - 1.2%
    BMC Software, Inc.*                                  100      $      1,270
    Enterasys Networks, Inc.*                            160             1,032
    SanDisk Corp.*                                        80               789
                                                                  ------------
                                                                  $      3,091
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Black & Decker Corp.                                  40      $      1,248
    Fortune Brands, Inc.                                  80             2,680
                                                                  ------------
                                                                  $      3,928
------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Agere Systems, Inc.*                                 300      $      1,239
------------------------------------------------------------------------------
  Electronics - 6.2%
    Advanced Micro Devices, Inc.*                         20      $        163
    Analog Devices, Inc.*                                 50             1,635
    Atmel Corp.*                                         320             2,138
    Cirrus Logic, Inc.*                                  110               816
    Cypress Semiconductor Corp.*                          80             1,189
    Fairchild Semiconductor Co.*                          80             1,284
    Linear Technology Corp.                               50             1,640
    LTX Corp.*                                            90             1,225
    Micron Technology, Inc.*                             100             1,883
    Rockwell International Corp.                         190             2,789
    Tektronix, Inc.*                                      80             1,399
                                                                  ------------
                                                                  $     16,161
------------------------------------------------------------------------------
  Financial Institutions - 4.1%
    AmSouth Bancorp.                                      80      $      1,446
    Charter One Financial, Inc.                           52             1,467
    KeyCorp                                               60             1,448
    Lehman Brothers Holdings, Inc.                        20             1,137
    MGIC Investment Corp.                                 20             1,307
    Stilwell Financial, Inc.                              60             1,170
    Synovus Financial Corp.                               50             1,380
    TCF Financial Corp.                                   30             1,382
                                                                  ------------
                                                                  $     10,737
------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Archer-Daniels-Midland Co.                           110      $      1,385
    ConAgra Foods, Inc.                                   70             1,571
                                                                  ------------
                                                                  $      2,956
------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    Bowater, Inc.                                         30      $      1,321
------------------------------------------------------------------------------
  Gaming - 0.5%
    Harrah's Entertainment, Inc.*                         50      $      1,351
------------------------------------------------------------------------------
  Insurance - 6.5%
    AFLAC, Inc.                                          110      $      2,970
    Arthur J. Gallagher & Co.                            110             3,724
    Chubb Corp.                                           22             1,571
    CIGNA Corp.                                           20             1,659
    Jefferson Pilot Corp.                                 32             1,423
    St. Paul Cos., Inc.                                  140             5,771
                                                                  ------------
                                                                  $     17,118
------------------------------------------------------------------------------
  Internet - 0.8%
    Riverstone Networks, Inc.*                           160      $        840
    Tibco Software, Inc.*                                180             1,321
                                                                  ------------
                                                                  $      2,161
------------------------------------------------------------------------------
  Machinery - 2.0%
    Deere & Co.                                           70      $      2,633
    Dover Corp.                                           40             1,204
    Ingersoll Rand Co.                                    40             1,352
                                                                  ------------
                                                                  $      5,189
------------------------------------------------------------------------------
  Media - 1.3%
    Radio One, Inc.*                                     200      $      2,308
    Westwood One, Inc.*                                   50             1,113
                                                                  ------------
                                                                  $      3,421
------------------------------------------------------------------------------
  Media - Cable - 1.3%
    Adelphia Communications Corp., "A"*                   50      $      1,110
    Fox Entertainment Group, Inc.*                        60             1,146
    USA Networks, Inc.*                                   70             1,259
                                                                  ------------
                                                                  $      3,515
------------------------------------------------------------------------------
  Medical & Health Products - 1.6%
    Bausch & Lomb, Inc.                                   40      $      1,132
    Guidant Corp.*                                        40             1,540
    Mylan Laboratories, Inc.                              50             1,631
                                                                  ------------
                                                                  $      4,303
------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.0%
    Applera Corp. - Applied Biosystems Group              60      $      1,464
    Covance, Inc.*                                        80             1,433
    Health Management Associates, Inc., "A"*              80             1,661
    IMPATH, Inc.*                                         60             2,071
    PAREXEL International Corp.*                         110             1,247
    Quintiles Transnational Corp.*                        80             1,168
    Trigon Healthcare, Inc.*                              20             1,310
    Universal Health Services, Inc.*                      30             1,464
    WebMD Corp.*                                         300             1,278
                                                                  ------------
                                                                  $     13,096
------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.6%
    Aquila, Inc.*                                         60      $      1,308
    Equitable Resources, Inc.                             47             1,410
    Kinder Morgan, Inc.                                   27             1,329
                                                                  ------------
                                                                  $      4,047
------------------------------------------------------------------------------
  Oil Services - 3.5%
    Anadarko Petroleum Corp.                              60      $      2,885
    Global Marine, Inc.*                                 100             1,400
    Grant Pride Co., Inc.*                               140               852
    Noble Drilling Corp.*                                 60             1,440
    Phillips Petroleum Co.                                50             2,697
                                                                  ------------
                                                                  $      9,274
------------------------------------------------------------------------------
  Oils - 3.9%
    Apache Corp.                                          60      $      2,580
    Devon Energy Corp.                                   100             3,440
    Newfield Exploration Co.*                             90             2,628
    Occidental Petroleum Corp.                            60             1,461
                                                                  ------------
                                                                  $     10,109
------------------------------------------------------------------------------
  Printing & Publishing - 1.6%
    Dow Jones & Co., Inc.                                 30      $      1,363
    New York Times Co.                                    70             2,732
                                                                  ------------
                                                                  $      4,095
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Duke Realty Investments, Inc.                         60      $      1,421
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    California Pizza Kitchen, Inc.*                       80      $      1,267
------------------------------------------------------------------------------
  Retail - 3.2%
    Federated Department Stores, Inc.*                    80      $      2,256
    Lowe's Cos., Inc.                                     40             1,266
    Target Corp.                                          40             1,270
    Tiffany & Co.                                        100             2,165
    Zale Corp.*                                           50             1,324
                                                                  ------------
                                                                  $      8,281
------------------------------------------------------------------------------
  Special Products & Services - 1.4%
    Johnson Controls, Inc.                                20      $      1,305
    SPX Corp.*                                            10               829
    Stanley Works                                         40             1,462
                                                                  ------------
                                                                  $      3,596
------------------------------------------------------------------------------
  Telecom - Wireless - 2.1%
    American Tower Corp., "A"*                           170      $      2,361
    SBA Communications Corp.*                            240             3,204
                                                                  ------------
                                                                  $      5,565
------------------------------------------------------------------------------
  Telecom - Wireline - 2.4%
    ADC Telecommunications, Inc.*                        340      $      1,187
    Advanced Fibre Communications, Inc.*                 150             2,191
    Allegiance Telecom, Inc.*                            120               361
    Charter Communications, Inc.*                        150             1,857
    ONI Systems Corp.*                                   200               806
                                                                  ------------
                                                                  $      6,402
------------------------------------------------------------------------------
  Utilities - Electric - 6.2%
    AES Corp.*                                            80      $      1,026
    Allegheny Energy, Inc.                                34             1,248
    Calpine Corp.*                                        50             1,140
    Duke Energy Corp.                                     80             3,028
    Entergy Corp.                                         38             1,351
    Exelon Corp.                                          30             1,338
    FirstEnergy Corp.                                     40             1,438
    NiSource, Inc.                                        60             1,399
    NSTAR                                                 40             1,676
    Public Service Enterprise Group                       60             2,553
                                                                  ------------
                                                                  $     16,197
------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    KeySpan Corp.                                         50      $      1,662
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $    226,714
------------------------------------------------------------------------------
Foreign Stocks - 8.2%
  Bermuda - 1.5%
    Accenture Ltd. (Business Services)*                  200      $      2,550
    Ace Ltd. (Insurance)                                  50             1,443
                                                                  ------------
                                                                  $      3,993
------------------------------------------------------------------------------
  Canada - 4.3%
    Abitibi-Consolidated, Inc.
     (Forest and Paper Products)                         400      $      2,552
    Alcan, Inc. (Metals and Minerals)                     90             2,700
    Nortel Networks Corp. (Telecom - Wireline)           400             2,244
    PanCanadian Petroleum Ltd. (Oil Services)            110             2,627
    Quebecor World, Inc. (Printing and Publishing)        50             1,240
                                                                  ------------
                                                                  $     11,363
------------------------------------------------------------------------------
  Guernsey - 0.4%
    Amdocs Ltd. (Telecom - Wireline)*                     40      $      1,066
------------------------------------------------------------------------------
  Ireland - 1.0%
    Jefferson Smurfit Group PLC, ADR (Containers)        140      $      2,506
------------------------------------------------------------------------------
  Netherlands - 0.4%
    United Services Group NV (Business Services)*         80      $      1,146
------------------------------------------------------------------------------
  Spain - 0.6%
    Altadis S.A. (Tobacco)                                90      $      1,466
------------------------------------------------------------------------------
Total Foreign Stocks                                              $     21,540
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $288,790)                          $    248,254
------------------------------------------------------------------------------
Short-Term Obligations - 0.4%
------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 10/01/01, at
      Amortized Cost                                  $    1      $      1,000
------------------------------------------------------------------------------
Repurchase Agreement - 3.8%
------------------------------------------------------------------------------
    Merrill Lynch, dated 9/30/01, due 10/01/01,
       total to be received $10,003 (secured by
       various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                          $  10      $     10,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $299,790)                     $    259,254
Other Assets, Less Liabilities - 1.1%                                    2,799
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $    262,053
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------
SEPTEMBER 30, 2001
--------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $299,790)                 $259,254
  Cash                                                                 152
  Foreign currency, at value (identified cost, $280)                   278
  Receivable for investments sold                                   83,750
  Interest and dividends receivable                                    277
                                                                 ---------
        Total assets                                             $ 343,711
                                                                 ---------
Liabilities:
  Payable for investments purchased                              $  81,637
  Payable to affiliates -
    Management fee                                                      16
    Reimbursement fee                                                    5
                                                                 ---------
        Total liabilities                                        $  81,658
                                                                 ---------
Net assets                                                       $ 262,053
                                                                 =========
Net assets consist of:
  Paid-in capital                                                 $300,000
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (40,538)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    2,096
  Accumulated undistributed net investment income                      495
                                                                 ---------
      Total                                                      $ 262,053
                                                                 =========
    Shares of beneficial interest outstanding                       30,000
                                                                 =========
  Net asset value, offer price, and redemption price
   per share (net assets /  shares of beneficial
   interest outstanding)                                           $8.74
                                                                   =====

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 2001*
---------------------------------------------------------------------------
Net investment income (loss):
  Income -
  Dividends                                                      $     698
  Interest                                                              88
  Foreign taxes withheld                                               (53)
                                                                 ---------
      Total investment income                                    $     733
                                                                 ---------

  Expenses -
    Management fee                                               $     170
    Shareholder servicing agent fee                                      3
    Distribution and service fee                                        77
    Auditing fees                                                   13,500
    Printing                                                        10,065
    Registration fees                                                2,000
    Postage                                                            552
    Custodian fee                                                      500
    Legal fees                                                         270
    Miscellaneous                                                      114
                                                                 ---------
      Total expenses                                             $  27,251
    Reduction of expenses by investment adviser and
      distributor                                                  (27,024)
                                                                 ---------
      Net expenses                                               $     227
                                                                 ---------
        Net investment income                                    $     506
                                                                 ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $   2,096
    Foreign currency transactions                                      (11)
                                                                 ---------
      Net realized gain on investments and foreign currency
        transactions                                             $   2,085
                                                                 ---------
  Change in unrealized depreciation -
    Investments                                                  $ (40,536)
    Translation of assets and liabilities in foreign
      currencies                                                        (2)
                                                                 ---------
      Net unrealized loss on investments and foreign
        currency translation                                     $ (40,538)
                                                                 ---------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (38,453)
                                                                 ---------
          Decrease in net assets from operations                 $ (37,947)
                                                                 =========

* For the period from the commencement of the fund's investment operations, August 31, 2001, through September 30, 2001.

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                       SEPTEMBER 30, 2001*
---------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    506
  Net realized gain on investments and foreign
     currency transactions                                           2,085
  Net unrealized loss on investments and foreign
     currency translation                                          (40,538)
                                                                  --------
      Decrease in net assets from operations                      $(37,947)
                                                                  --------
Net increase in net assets from fund share
   transactions                                                   $300,000
                                                                  --------
      Total increase in net assets                                $262,053

Net assets:
  At beginning of period                                          $    --
                                                                  --------

  At end of period (including accumulated
    undistributed net investment income of $495)                  $262,053
                                                                  ========

*For the period from the commencement of the fund's investment operations, August 31, 2001, through September 30, 2001.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                         SEPTEMBER 30, 2001*
----------------------------------------------------------------------------
                                                                     CLASS A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------

Income from investment operations# -
  Net investment income(S)                                            $ 0.02
  Net realized and unrealized loss on investments and
    foreign currency                                                   (1.28)
                                                                      ------
      Total from investment operations                                $(1.26)
                                                                      ------
Net asset value - end of period                                       $ 8.74
                                                                      ======
Total return(+)                                                       (12.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.00%+
  Net investment income                                                 2.24%+
Portfolio turnover                                                        66%
Net assets at end of period (000 Omitted)                             $  262

(S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:
       Net investment loss                                            $(0.88)
       Ratios (to average net assets):
         Expenses##                                                   120.50%+
         Net investment loss                                         (117.26)%+

  * For the period from the commencement of the fund's investment operations, August 31, 2001, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)  Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended September 30, 2001, accumulated undistributed net investment income decreased by $11, and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $11 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund will offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2001, aggregate unreimbursed expenses amounted to $26,947.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. The Trustees currently are not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the fund for the period ended September 30, 2001.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The distribution and service fees are currently being waived.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Chass C shares.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the fund during the period ended September 30, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $457,891 and $171,198, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $299,790
                                                                     --------
Gross unrealized depreciation                                        $(43,407)
Gross unrealized appreciation                                           2,871
                                                                     --------
    Net unrealized depreciation                                      $(40,536)
                                                                     ========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                                PERIOD ENDED
                                                             SEPTEMBER 30, 2001*
                                                             ------------------
                                                              SHARES   AMOUNT
-------------------------------------------------------------------------------
Shares sold                                                   30,000  $300,000
Shares issued to shareholders in reinvestment of
distributions                                                   --       --
Shares reacquired                                               --       --
                                                              ------  --------
    Net increase                                              30,000  $300,000
                                                              ======  ========
* For the period from the commencement of the fund's investment operations, August 31, 2001, through September 30, 2001.

(6) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

               ------------------------------------------------

   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only
             when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund), including the schedule of portfolio investments, as of September 30, 2001, and the related statement of operations, the statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Fund at September 30, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.
                                                ERNST & YOUNG LLP

Boston, Massachusetts
November 9, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

For the year ended September 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 12.77%.

MFS(R) MID CAP VALUE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-2MDV 11/01 5M